UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 21, 2015
JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State of Other Jurisdiction of Incorporation)

000-49728 (Commission File Number)	87-0617894 (I.R.S. Employer Identification No.)

27-01 Queens Plaza North, Long Island City, New York (Address of principal executive offices)	11101 (Zip Code)
(718) 286-7900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 21, 2015, at our 2015 Annual Meeting of Stockholders, the stockholders of the Company voted on four items:

1.	To elect eleven directors nominated by the Board of Directors to serve until the 2016 annual meeting of stockholders;
2.	To ratify the selection of Ernst & Young LLP (E&Y) as JetBlue’s independent registered public accounting firm for the fiscal year ending December 31, 2015;
3.	To seek approval, on an advisory basis, of the compensation of JetBlue’s named executive officers;
4.	To approve amendments to our 2011 Crewmember Stock Purchase Plan; and
5.	To approve amendments to our 2011 Incentive Compensation Plan and re-approve the material terms of the performance goals for purposes of Section 162(m) of the Internal Revenue Code.

The results are as follows:

1.	The nominees for director received the following votes:

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Jens Bischof	189,169,307	2,304,459	1,859,174	43,463,880
Peter Boneparth	190,131,327	1,335,383	1,866,230	43,463,880
David Checketts	189,832,110	1,640,268	1,860,562	43,463,880
Virginia Gambale	190,004,920	1,479,104	1,848,916	43,463,880
Stephan Gemkow	188,606,456	2,862,864	1,863,620	43,463,880
Robin Hayes	189,260,675	2,212,418	1,859,847	43,463,880
Ellen Jewett	190,071,760	1,407,089	1,854,091	43,463,880
Stanley McChrystal	188,758,816	2,710,945	1,863,179	43,463,880
Joel Peterson	188,778,143	2,694,629	1,860,168	43,463,880
Frank Sica	188,567,575	2,898,895	1,866,470	43,463,880
Thomas Winkelmann	189,612,028	1,857,226	1,863,686	43,463,880

2.
The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 was approved based upon the following votes received:

Votes For	232,939,391
Votes Against	1,884,597
Abstentions	1,972,832

There were no broker non-votes for this item.

3.	The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved based upon the following votes received:

Votes For	184,886,114
Votes Against	5,965,803
Abstentions	2,481,023
Broker non-votes	43,463,880

4.	The proposal to approve amendments to the 2011 Crewmember Stock Purchase Plan was approved based upon the following votes received:

Votes For	189,336,036
Votes Against	1,655,831
Abstentions	2,341,073
Broker non-votes	43,463,880

5.
The proposal to approve amendments to the 2011 Incentive Compensation Plan and to re-approve the material terms of the performance goals for purposes of Section 162(m) of the Internal Revenue Code was approved based upon the following votes received:

Votes For	182,380,991
Votes Against	8,972,830
Abstentions	1,979,119
Broker non-votes	43,463,880

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION (Registrant)

Date: May 28, 2015	By:	Alexander Chatkewitz
Vice President, Controller and Chief Accounting Officer (principal accounting officer)